UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2026

GridAI Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Plaza Real, Suite 275 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in GridAI Technologies Corp. (the “Company”)’s Current Reports on Form 8-K filed on July 23, 2026 and September 11, 2026, the Company made a loan (“Loan”) to Pronghorn Resources, LLC, a Delaware limited liability company (“Pronghorn”, and, together with the Company, the “Parties”), pursuant to the terms of a Secured Convertible Promissory Note (“Note”), in the principal sum of $2,000,000, and on September 4, 2026, the Parties entered into that certain Amended and Restated Secured Convertible Promissory Note (“Amended Note”), which amended and restated the terms of the Note to reflect the Company’s second loan of an additional $964,000 to Pronghorn. On October 1, 2026, the Parties entered into that certain Second Amended and Restated Secured Convertible Note (“Second Amended Note”), which amended and restated the terms of the Note such that the Note’s terms reflect the Company’s third loan of an additional $536,000 to Pronghorn (such third loan made following the Loan and the second loan), for an aggregate principal amount of $3,500,000 (the “Principal Amount”).

In connection with the Parties’ entry into the Second Amended Note, the Parties entered into that certain Second Amendment to Security Agreement effective as of October 1, 2026 (“Second Amended Security Agreement”). The Second Amended Security Agreement amended the Security Agreement entered into between the Parties on July 17, 2026, as previously amended by the First Amendment to Security Agreement dated September 4, 2026 (as amended, the “Security Agreement”), such that the definition for the term “Note” was amended and restated to refer to the Second Amended Note.

Capitalized terms used herein but not otherwise defined have the meanings set forth in the Second Amended Note. The foregoing descriptions of the Second Amended Note and Second Amended Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amended Note and Second Amended Security Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Secured Convertible Note between the Company and Pronghorn Resources, LLC dated October 1, 2026.
10.2	Second Amendment to Security Agreement between the Company and Pronghorn Resources, LLC dated October 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GridAI Technologies Corp.

October 7, 2026	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Chief Executive Officer